SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Small Cap Core Fund

The following changes are effective on or about May 31, 2013:

QS Investors, LLC (”QS Investors”) will no longer serve as subadvisor to the fund. All references to QS Investors are hereby deleted.

The following information replaces existing disclosure contained under the ”Management process” sub-section of the ”PRINCIPAL INVESTMENT STRATEGY” sections within the summary section and the ”FUND DETAILS” section of the fund’s prospectus:

Management process. In choosing stocks, portfolio management focuses on individual security selection rather than industry selection. Portfolio management uses an active process that combines financial analysis with company visits to evaluate management and strategies. Company research lies at the heart of the investment process. Portfolio management emphasizes individual selection of small-sized company stocks across all economic sectors, focusing on stocks that it believes have superior growth prospects and above average near-to-intermediate term performance potential.

Portfolio management generally seeks companies it believes have a leading or dominant position in their niche markets, a high rate of return on invested capital and a balance sheet that portfolio management believes can support this growth potential with sufficient working capital and manageable levels of debt. Portfolio management utilizes various metrics, including cash flow return on investment, to screen for securities it believes are trading below value. Portfolio management then evaluates these securities using a qualitative process that takes into account such factors as management quality, competitive positioning, earnings stability, innovation, company financials, and industry. Portfolio management seeks to build the portfolio on a stock-by-stock basis and sector weights are not predetermined by a benchmark.

Portfolio management will normally sell a stock when its price reaches portfolio management’s expectations or portfolio management believes there is a material change in the company’s fundamentals, other investments offer better opportunities or the market capitalization of a stock is distorting the weighted average market capitalization of the fund.

The following information replaces the existing disclosure under the ”MANAGEMENT” section of the summary section of the fund’s prospectus.

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Joseph Axtell, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

Rafaelina M. Lee, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Michael A. Sesser, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

April 25, 2013
PROSTKR-245

The following information replaces the existing disclosure under the ”MANAGEMENT” sub-section of the ”FUND DETAILS” section of the fund’s prospectus.

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Joseph Axtell, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

●	Joined Deutsche Asset & Wealth Management in 2001.

●	Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

●	Director, International Research at PCM International (1989-1996).

●	Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

●	Analyst at Prudential-Bache Capital Funding in London (1987-1988).

●	Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

●	BS, Carlson School of Management, University of Minnesota.

Rafaelina M. Lee, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

●
Joined Deutsche Asset & Wealth Management in 1999 with 15 years of industry experience; previously, she served as a Senior Research Analyst. Prior to joining, she worked as a Latin America Market Strategist at J.P. Morgan Securities. Previously, she was an Equity Strategist at UBS Securities and a Research Analyst in the Portfolio Strategy Group at Goldman Sachs. Her research has been referenced by Harvard University, Duke University, The World Bank, AIMR/CFA publications and in several global finance textbooks.

●	Portfolio Manager for US Small and Mid Cap Equity: New York.

●
BA in Mathematical Statistics from Columbia University; MBA in Finance from Stern School of Business, New York University; Deutsche Bank Ambassador and member of the DB Philanthropy Committee since 2011.

Michael A. Sesser, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

●	Joined Deutsche Asset & Wealth Asset Management in 2009.

●	Since 2009, Equity Research Analyst: New York.

●	BA in Ethics, Politics & Economics from Yale University; MBA from University of Michigan, Ross School of Business (2007 - 2009).

Please Retain This Supplement for Future Reference

April 25, 2013
PROSTKR-245

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